SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
    (AS PERMITTED BY RULE 14A-6(E)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting  Material Pursuant to Section 240.14a-11(c) or
    Section 240-14a-12

                         Capital City Bank Group, Inc.
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            (Name of Registrant as Specified in Its Charter)
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE:  This Amendment No. 1 to the Company's Definitive Proxy
Statement on Schedule 14A is being filed to reflect corrected information in the Summary Compensation Table for the Company's President and Chief Executive Officer and the two other executive officers of the Company who earned over $100,000 in aggregate salary, bonus and other compensation in the fiscal year ended December 31, 2002. Shown below is the correct and current Summary Compensation Table.




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SUMMARY COMPENSATION TABLE
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The following summary compensation table shows compensation information for the Company's President and Chief Executive Officer and the two other executive officers of the Company who earned over $100,000 in aggregate salary, bonus and other compensation in the fiscal year ended December 31, 2002.


                                                                          Long-Term
                                     Annual Compensation                 Compensation
                           -------------------------------------------  --------------
                                                          Other Annual    Long-Term
Name and                                                  Compensation  Incentive Plan
Principal Position         Year    Salary      Bonus          <F1>       Payouts <F2>
William G. Smith, Jr.      2002   $175,000   $437,648 <F3>    $7,387          ---
President and Chief        2001   $158,000   $159,452 <F3>    $5,543          ---
Executive Officer          2000   $145,000   $260,337 <F3>   $16,576        $36,177

Thomas A. Barron           2002   $174,000   $406,609 <F3>    $7,071          ---
Treasurer                  2001   $168,000   $148,915 <F3>    $5,461          ---
                           2000   $160,000   $254,857 <F3>   $21,145        $50,965

J. Kimbrough Davis         2002   $155,000   $156,452 <F3>    $4,325          ---
Executive Vice President   2001   $150,000    $59,460 <F3>    $3,320          ---
and Chief Financial        2000   $135,000    $82,062 <F3>    $8,569        $18,113
Officer

<F1> Consists of cash bonuses paid as a tax supplement to participants in the 1996
     Associate Incentive Plan.

<F2> Consists of the dollar value of all payouts made for long-term performance awards earned under the 1996 Associate Incentive Plan.

<F3> Includes cash bonuses and the dollar value of short-term incentive stock awards.

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